                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 6, 1996


                            Stuart Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                        0-10737              84-0402207
       ----------------                ---------------      ------------------
(State or other jurisdiction of          (Commission           (IRS Employer
        incorporation)                  File Number)        Identification No.)



                              3211 Nebraska Avenue
                          Council Bluffs, Iowa   51501
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (712) 323-1488


                              Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.          Other Events.

         See the Press Release attached hereto as Exhibit 20.

Item 7.          Financial Statements and Exhibits.

         (c)     Exhibits

                  2 Asset Purchase Agreement, dated as of August 6, 1996, among Stuart Entertainment, Inc., Trade Products, Inc. and the Shareholders of Trade Products, Inc.

                 20               Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    STUART ENTERTAINMENT, INC.



Date:  August 19, 1996              By: /s/Paul C. Tunink
                                        ----------------------------------------
                                        Paul C. Tunink, Vice President--Finance,
                                        Treasurer and Chief Financial Officer

                                 EXHIBIT INDEX

         Exhibit No.                       Exhibit Description
         -----------                       -------------------
                  2               Asset Purchase Agreement, dated as of August 6, 1996, among Stuart Entertainment,
                                  Inc., Trade Products, Inc. and the Shareholders of Trade Products, Inc.

                 20               Press Release dated April 19, 1996 regarding the Letter of Intent to acquire Trade
                                  Products, Inc.